UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  August 6, 2004

                               Denny's Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-18051                      13-3487402
     --------                       -------                      ----------
  (State or other              (Commission File                (IRS Employer
  jurisdiction of                   Number)                 Identification No.)
  incorporation)


   203 East Main Street, Spartanburg, SC                         29319-0001
   -------------------------------------                         ----------
   (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (864) 597-8000


          -----------------------------------------------------------
         (Former name or former address, if changed since last report)




Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             Exhibit 99.1 -- Press release issued by Denny's Corporation on August 6, 2004.

Item 12. Results of Operations and Financial Condition

On August 6, 2004, Denny's Corporation issued a press release announcing same-store sales for its company-owned restaurants during the four-week period ended July 28, 2004, compared with the related period in fiscal year
2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.




                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  August 6, 2004                            /s/ Andrew F. Green
                                                 --------------------
                                                 Andrew F. Green
                                                 Senior Vice President
                                                 and Chief Financial Officer